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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2002

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                            CRESCENT OPERATING, INC.
               (Exact name of registrant as specified in charter)



            DELAWARE                      0-22725                75-2701931
 (State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
         incorporation)                                     Identification No.)

  777 TAYLOR STREET, SUITE 1050                                    76102
        FORT WORTH, TEXAS                                        (Zip Code)
      (Address of principal
       executive offices)

       Registrant's telephone number, including area code: (817) 339-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 9.  REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is the certification of Jeffrey L. Stevens, our President, Chief Executive Officer and Chief Financial and Accounting Officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (the "Certification"). The
Certification accompanied as correspondence to the Securities and Exchange
Commission the filing of our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002 on November 14, 2002.


                                    * * * * *

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CRESCENT OPERATING, INC.


                              By:        /s/ Jeffrey L. Stevens
                                      -------------------------------------
                              Name:   Jeffrey L. Stevens
                              Title:  President, Chief Executive Officer and
                                         Chief Financial and Accounting Officer

Date:  November 14, 2002


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                                  EXHIBIT INDEX


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
       EXHIBIT NO.        DESCRIPTION
       -----------        -----------
       99.1               Certification of Jeffrey L. Stevens, President, Chief Executive Officer and Chief
                          Financial and Accounting Officer of Crescent Operating, Inc., dated November 14,
                          2002, relating to Crescent Operating's Quarterly Report on Form 10-Q for the
                          quarterly period ended September 30, 2002.